FEDERAL INCOME TAX	12 Months Ended
Dec. 31, 2024
EBP 002
EBP, Tax Status [Line Items]
FEDERAL INCOME TAX	FEDERAL INCOME TAX
The IRS has issued a favorable determination letter dated December 8, 2017 with respect to the Plan. A favorable determination letter indicates that, in the opinion of the IRS, the terms of the Plan meet the requirements of Section 401(a) of the IRC, and thereby recognizes the exempt status of the Plan’s trust pursuant to Section 501(a) of the IRC.

The Plan has been amended subsequent to the issuance of that IRS determination letter. Plan management believes that the Plan is currently designed and operated in compliance with the applicable requirements of the IRC and that the Plan’s trust continues to be tax-exempt. Therefore, no provision for income taxes has been included in the Plan’s financial statements.
The Plan Administrator is required to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more than likely than not would not be sustained upon examination by the IRS. The Plan Administrator has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2024, there are no uncertain positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.